Webcast Presentation April 24, 2014 Q1 2014 Earnings

2 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of EECOL; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; exchange rate fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2013 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Financial results throughout this presentation reference non-GAAP adjusted results. See Appendix for reconciliation. 2014 Q1 Highlights • Sales of $1.81 billion, up 0.2% YOY − 1.6 points organic growth, despite weather impacts − (1.9) points negative impact from foreign exchange − 0.5 points from acquisitions − April MTD sales significantly stronger than first quarter • Gross margin 20.7%, down 40 bps YOY, driven by business mix • SG&A 14.7% of sales, up 10 bps YOY − Core SG&A flat YOY • Operating margin 5.1%, down 50 bps YOY • Net income of $51.9 million, down 11% YOY • EPS of $0.97, down 13% YOY • Free cash flow of $42 million, 80% of net income • Financial leverage at 3.3X after completion of LaPrairie and Hazmasters acquisitions • Implemented organization changes to accelerate One WESCO strategy

4 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 (5.4%) (2.7%) 2.1% Industrial End Market • Q1 2014 Sales − Up 2.1% versus prior year − Up 1.7% sequential • Global Accounts and Integrated Supply opportunity pipeline over $2.5 billion. • Channel inventory levels appear to be largely in balance with demand. • Bidding activity levels remain robust and industrial market leading indicators (PMI, IP, CU) are generally positive. • Customer trends include higher expectations for supply chain process improvements, cost savings, and supplier consolidation. Industrial Core Sales Growth versus Prior Year 43% Industrial • Global Accounts • Integrated Supply •OEM •General Industrial Note: Excludes acquisitions during the first year of ownership. (3.2%) Q2 2013 Q3 2013 Q1 2013 Q1 2014 Q4 2013 0.2% 2013 (2.6%) Renewed a multi-year integrated supply agreement with a global diversified company to provide a wide range of supply chain procurement and inventory management services to manufacturing facilities in over 10 countries. 2013 (2.6%)

5 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Construction •Non-Residential •Residential 31% Core Sales Growth versus Prior Year Construction End Market • Q1 2014 Sales − Negatively impacted by winter weather − Down 5.9% versus prior year − Down 13.2% sequential • Overall backlog is flat versus prior year end and up 6% in U.S. • Non-residential construction market leading indicators (ABI, lending standards, residential construction recovery) are generally positive. • Energy and shale gas projects expected to be positive catalysts over mid to long term in North America. Construction Note: Excludes acquisitions during the first year of ownership. Q2 2013 Q3 2013 Q1 2013 Q1 2014 (6.6%) (5.8%) Q4 2013 1.1% (0.3%) Awarded a contract for a full lighting package of fixtures, lamps (primarily LED) and controls for a large Canadian government office building. 2013 (2.5%) (5.9%)

6 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Utility End Market Core Sales Growth versus Prior Year 13% Utility • Investor Owned •Public Power •Utility Contractors • Q1 2014 Sales − Up 1.5% versus prior year − Down 3.8% sequential • Twelfth consecutive quarter of year-over- year organic sales growth. • Normal operations and maintenance spending levels impacted by weather in Q1. • Scope expansion and value creation with IOU, public power and generation customers providing utility sales growth. • Strong interest for WESCO Integrated Supply across all utility customer groups. Utility Note: Excludes acquisitions during the first year of ownership. 17.5% 22.5% 11.1% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Renewed a multi-year agreement to provide transmission and distribution supplies and procurement services for an investor owned utility. This relationship has expanded beyond operations and maintenance materials distribution to include system improvement and capital projects. 11.1% 2013 13.4% 1.5%

7 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 (8.5%) (4.3%) 5.1% 4.9% 3.3% CIG End Market • Q1 2014 Sales − Up 3.3% versus prior year − Down 1.0% sequential • Bidding levels remain active in commercial and institutional markets. • Federal government spending levels have stabilized; projects are advancing through the approval process. • Opportunities exist to support data center construction and retrofits and cloud technology projects. • Government opportunity pipeline remains healthy at over $500 million. Government Core Sales Growth versus Prior Year CIG •Commercial • Institutional •Government 13% Note: Excludes acquisitions during the first year of ownership. Q2 2013 Q3 2013 Q1 2013 Q1 2014 Q4 2013 Awarded a broadband communications agreement with a large South American mobile telecommunications provider. 2013 (1.0%)

8 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Acquisition Year Estimated Annual Sales at Closing Estimated 1st Year Accretion at Closing Potelcom 2010 $25M TVC Communications 2010 $300M $0.30 RECO 2011 $25M Brews 2011 $50M $0.04 RS Electronics 2012 $60M $0.04 Trydor Industries 2012 $35M $0.05 Conney Safety 2012 $85M $0.10 EECOL 2012 $925M $1.00 LaPrairie 2014 $30M $0.03 Hazmasters 2014 $80M $0.05 Total $1.6B $1.61 Acquisitions 37% 29% 12% 22% Acquired Sales by End Market since 2010 CIG Industrial Utility Construction 2014 Acquisitions

9 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Q1 2014 Results Outlook Actual Sales Flat to 3% growth (including LaPrairie) Growth of 0.2% 1.6% organic sales Gross Margin 20.8% to 21.0% 20.7% Operating Margin 5.3% to 5.5% 5.1% Effective Tax Rate 26% to 28% 28.2%      Q1 2013 XXXX XXXX Q1 2014 0.97 (0.05) 1.12 0.25 ( $ ) 0.2% Growth 60 bps 220 bps (120) bps $1.81B 50 bps $1.81B (190) bps 3.2% 10.4% -12.0% 0.2% Q1 2013 U.S. Rest of World Canada (C$) FX Acquisitions Q1 2014 1.6% Organic Growth 3.2% Growth 10.4% Growth 4.3% Decline 0.2% Growth

10 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 EPS Walk Q1 2013 $1.12 Canada, including FX impacts ~ (0.16) Share count (0.02) Acquisitions 0.01 Other ~ 0.02 Q1 2014 $0.97

11 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 74.4 41.7 Q1 2013 Q1 2014 Cash Generation Free Cash Flow (1) ($ Millions) (1) Reconciliation of these non-GAAP financial measures is included in the Appendix to this webcast presentation. 80% of net income 127% of net income >$1B of free cash flow over last 5 years 2012 2013 2014 Target Leverage 2.0x – 3.5x 3.3X Leverage (Total Par Debt to TTM EBITDA)

12 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Outlook Q2 FY (unchanged) Sales 5% to 8% growth 3% to 6% growth Gross Margin 20.6% to 20.8% ~ 20.9% Operating Margin 5.7% to 6.1% 6.1% to 6.3% Effective Tax Rate ~ 28% 26% to 28% EPS $5.30 to $5.70 Free Cash Flow ~ 80% of net income Note: Excludes unannounced acquisitions.

13 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Appendix

14 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Adjusted Results Q1 2013 Reported Results Non-recurring items Adjusted Results Net Sales 1,808.1 1,808.1 Gross Profit 381.1 381.1 Gross margin 21.1% 21.1% SG&A 227.5 36.11 263.6 SG&A rate 12.6% 14.6% Operating profit 136.9 (36.1) 100.8 Operating margin 7.6% 5.6% Interest 21.9 21.9 Taxes 30.9 (10.6) 20.3 Effective tax rate 26.9% 25.7% Net income attributable to WESCO International, Inc. 84.0 (25.5) 58.5 Average Diluted Shares Outstanding 52.4 52.4 Fully diluted EPS 1.60 1.12 1 ArcelorMittal insurance recovery.

15 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 WESCO Profile 2014 43% 31% 13% 13% 39% 14% 16% 12% 10% 9% Controls & Motors Lighting & Controls General Supplies Data & Broadband Communications Wire, Cable & Conduit Distribution Equipment Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. 70% 25% 5% Geography ROW Canada U.S. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Sales 1994 $1.5B at LBO 2003 $3.3B 2012 $6.6B …portfolio diversified and strengthened over last decade

16 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Sales Growth 2012 2013 2014 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Organic Sales Growth (%) 9.8 8.2 1.4 (1.3) 4.4 (3.4) (1.2) 3.2 1.5 0.0 1.6 Acquisitions (%) 2.6 2.2 4.0 4.3 3.3 16.0 14.6 14.1 13.8 14.6 0.5 FX (%) (0.2) (0.7) (0.6) 0.5 (0.3) 0.0 (0.2) (0.7) (1.0) (0.4) (1.9) Consolidated Sales Growth (%) 12.2 9.7 4.8 3.5 7.4 12.6 13.2 16.6 14.3 14.2 0.2 Workdays 64 64 63 63 254 63 64 64 63 254 63 Organic Growth Impact (%) 1.6 - (1.6) - - (1.6) - 1.6 - - - Normalized Organic Growth (%) 8.2 8.2 3.0 (1.3) 4.4 (1.8) (1.2) 1.6 1.5 0.0 1.6 Estimated Price Impact (%) 1.5 1.0 0.5 1.0 1.0 1.0 0.0 0.0 0.0 0.2 0.5

17 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Outstanding at December 31, 2013 Outstanding at March 31, 2014 Debt Maturity Schedule AR Revolver (V) 454 445 2016 Inventory Revolver (V) 23 50 2016 Senior Notes (F) 500 500 2021 2019 Term Loans (V) 300 289 2019 2029 Convertible Bonds (F) 345 345 2029 (No Put) Other (V) 40 47 N/A Total Par Debt 1,662 1,676 Capital Structure Key Financial Metrics Q1 2013 YE 2013 Q1 2014 Cash 117 124 96 Capital Expenditures 6 28 5 Free Cash Flow 74 308 42 Liquidity (1) 374 606 524 ($ Millions) V = Variable Rate Debt 1 = Asset-backed credit facilities total availability plus invested cash. F = Fixed Rate Debt

18 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. Reconciliation of Non-GAAP Financial Measures ($ Millions) Sales Q1 2014 vs. Q1 2013 Q1 2014 vs. Q4 2013 Q10 Q10 Q10 Q40 2014 2013%00 Growth 2014 2013%00 Growth Industrial Core 803 786 2.1% 803 789 1.7% Construction Core 524 558 (5.9)% 524 604 (13.2)% Utility Core 246 242 1.5% 246 256 (3.8)% CIG Core 236 228 3.3% 236 238 (1.0)% Total Core Gross Sales 1,809 1,814 (0.3)% 1,809 1,887 (4.1)% Total Gross Sales from Acquisitions 8 - -00 8 - -00 Total Gross Sales 1,817 1,814 0.2% 1,817 1,887 (3.7)% Gross Sales Reductions/Discounts (6) (6) -00 (6) (7) -00 Total Net Sales 1,811 1,808 0.2% 1,811 1,880 (3.7)%

19 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 ($ Millions) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 344.9 (169.9) 175.0 Convertible Debt At March 31, 2014 Non-Cash Interest Expense ($ Millions) 2012 2013 Q1 2014 Convertible Debt 2.3 4.3 1.0 Amortization of Deferred Financing Fees 2.6 4.9 1.1 FIN 48 (3.4) 1.0 0.4 Total 1.5 10.2 2.5 Convertible Debt and Non-Cash Interest

20 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from Equity Awards (in millions) Total Diluted Share Count (in millions)4 $60.00 6.20 0.72 51.27 $70.00 7.02 0.92 52.29 $80.00 7.64 1.04 53.03 Q1 2014 Average $85.74 7.93 1.09 53.37 $90.00 8.12 1.14 53.61 $100.00 8.50 1.23 54.08 $110.00 8.81 1.31 54.47 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,948,513 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basic Share Count of 44.35 million shares

21 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Work Days Q1 Q2 Q3 Q4 FY 2012 64 64 63 63 254 2013 63 64 64 63 254 2014 63 64 64 62 253

22 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q1 2014 Earnings Webcast 4/24/2014 Free Cash Flow Reconciliation Q1 2013 Q1 2014 Cash flow provided by operations 80.4 46.7 Less: Capital expenditures (6.0) (5.0) Free Cash Flow 74.4 41.7 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to provide a source of funds for any of the Company's financing needs. ($ Millions)